                                  SCHEDULE 14A


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No. __ )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12



                               AIM SUMMIT FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

         2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

         4) Proposed maximum aggregate value of transaction:

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         5) Total fee paid:

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

                          AIM SUMMIT INVESTORS PLANS I
                         AIM SUMMIT INVESTORS PLANS II
                        AIM SUMMIT FUND (CLASS P SHARES)

               11 GREENWAY PLAZA, SUITE 100, HOUSTON, TEXAS 77046

                          NOTICE OF SPECIAL MEETING OF
                          PLANHOLDERS AND SHAREHOLDERS
                        TO BE HELD ON NOVEMBER 30, 2006

We cordially invite you to attend special concurrent meetings of planholders and shareholders to:

          1. Approve the dissolution of AIM Summit Investors Plans I ("PLANS I") and AIM Summit Investors Plans II ("PLANS II"), to allow planholders to become direct shareholders of Class P shares of AIM Summit Fund (the "FUND").

          2. Approve an amended and restated Distribution Plan for AIM Summit Fund Class P shares, with a reduced 12b-1 fee rate of 0.10%.

          3. Transact such other business as may properly come before either meeting or any adjournments or postponements thereof.

     We are holding the meetings on November 30, 2006 at 3:00 PM, Central Time, at the Fund's offices located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

     Plans I and Plans II (together, the "PLANS") are periodic payment plans which invest in Class P shares of the Fund. The Plans are organized as unit investment trusts and hold shares of the Fund in individual accounts for the benefit of individual planholders. The Plans provide pass-through voting to planholders, allowing individual planholders to vote shares held for their benefit. If the Plans do not receive voting instructions from all of the planholders, State Street Bank and Trust Company ("STATE STREET"), as CUSTODIAN of each Plan, will vote all of the shares held in each Plan in the same proportion as the shares for which it has received instructions from planholders (this practice is referred to as "ECHO VOTING").

     Your vote is important. Please take a moment after reviewing the enclosed materials to sign and return your proxy card or voting instruction card in the enclosed postage paid return envelope. If you attend the meetings, you may vote in person. If you expect to attend the meeting in person, or have questions, please notify us by calling (800) 952-3502. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Computershare Fund Services, reminding you to vote.

                                          /s/ John M. Zerr

                                          John M. Zerr
                                          Secretary

Houston, Texas
September 22, 2006

                             YOUR VOTE IS IMPORTANT

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, SIGN AND DATE IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. TO SAVE THE FUND ANY ADDITIONAL EXPENSE OF FURTHER SOLICITATION, PLEASE MAIL YOUR PROXY PROMPTLY.

                          AIM SUMMIT INVESTORS PLANS I
                         AIM SUMMIT INVESTORS PLANS II
                        AIM SUMMIT FUND (CLASS P SHARES)

                          11 GREENWAY PLAZA, SUITE 100
                              HOUSTON, TEXAS 77046

                             ---------------------

                                PROXY STATEMENT

                             ---------------------

                               SPECIAL MEETING OF
                          PLANHOLDERS AND SHAREHOLDERS

                        TO BE HELD ON NOVEMBER 30, 2006

                    INFORMATION ABOUT THE MEETING AND VOTING

WHY DID WE SEND YOU THIS PROXY STATEMENT

     We are sending you this Proxy Statement and the enclosed proxy card because A I M Distributors, Inc. ("AIM DISTRIBUTORS"), as the sponsor of each Plan, is soliciting your proxy vote at the special meeting of planholders and at any adjournments or postponements of the meeting; and the Board of Trustees of the Fund (the "BOARD") is soliciting your proxy vote at the special meeting of shareholders and at any adjournments or postponements of the meeting (collectively, the concurrent meetings together with any adjournments or postponements are referred to below as the "MEETING"). This Proxy Statement gives you information about the business to be conducted at the Meeting. However, you do not need to attend the Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

     This Proxy Statement, the attached Notice of Special Meeting (the "NOTICE") and the enclosed proxy card are first being sent on or about October 13, 2006, to all planholders and shareholders entitled to vote. All planholders and shareholders of record as of the close of business on September 22, 2006 (the "RECORD DATE"), are entitled to notice of and to vote at the Meeting. On the Record Date, there were 187,492,633.97 Class P shares of the Fund issued and outstanding. We know of no beneficial owner of more than 5% of Class P shares of the Fund.

     As is stated in the Notice, the Plans provide pass-through voting to planholders, allowing individual planholders to vote shares held for their benefit. If the Plans do not receive voting instructions from all of the planholders, State Street will vote all of the shares held in each Plan in the same proportion as the shares for which it has received instructions from planholders. Each Class P share is entitled to one vote, whether held directly by shareholders or indirectly by planholders.

WHEN AND WHERE WILL THE MEETING BE HELD

     We are holding the Meeting at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 on November 30, 2006, at 3:00 PM, Central Time.

HOW DO I RECEIVE ANNUAL AND SEMIANNUAL REPORTS

     We have previously sent to shareholders and planholders the annual report for the Fund for the fiscal year ended October 31, 2005, including financial statements for such fiscal year, and the semiannual report for the Fund for the six month period ended April 30, 2006, including unaudited financial statements for such period. If you have not received such reports or you would like to receive additional copies, please contact AIM Investment Services, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, or call (800) 952-3502. We will furnish such reports free of charge.

WHAT ARE THE PROPOSALS TO BE VOTED ON AT THE MEETING

     The following table summarizes each proposal to be presented at the Meeting and the page number of this proxy statement where you may find a description of the proposal:

                                                               PAGE
PROPOSAL                                                      NUMBER
--------                                                      ------
1.  Approve the dissolution of the Plans, to allow
    planholders to become direct shareholders of Class P
    shares of the Fund......................................       2

2.  Approve an amended and restated Distribution Plan for
    Class P shares of the Fund, with a reduced 12b-1 fee
    rate of 0.10%...........................................       4

     AIM Distributors recommends that you vote FOR Proposal 1, and the Board, including all of the independent trustees, recommends that you vote FOR Proposal 2.

HOW DO I VOTE MY SHARES

     You may vote your shares on the above proposals either in person (by attending the Meeting), or by proxy. If you are the record owner of your shares, then you may also vote by telephone or via the Internet. If your broker holds your shares, you may submit your proxy vote by any other means specified in the instructions that accompany this Proxy Statement. Please see "Additional Information on Voting" on page 8 below for a full discussion of how to vote your shares.

                                   PROPOSAL 1
                            DISSOLUTION OF THE PLANS

WHAT IS THE PROPOSAL

     The Plans were designed to allow planholders to accumulate shares of the Fund through a series of fixed monthly investments. Each Plan calls for a series of monthly investments for 15 years (180 investments), with the option to make additional monthly investments for up to a total of 30 years (360 investments). In exchange for the payment of certain creation and sales charges and other fees assessed by the Plans, planholders are allowed to buy, through their Plans, Class P shares of the Fund at net asset value ("NAV"), without the imposition of any initial sales charge by the Fund.

     As is stated in the Notice, State Street Bank acts as Plans' Custodian, pursuant to certain Custodian Agreements between State Street and AIM Distributors. An affiliate of State Street, Boston Financial Data Services ("BFDS"), maintains and services planholder accounts.

     Proposal 1 is to terminate the Custodian Agreements and dissolve the Plans and allow you to become a direct shareholder of the Fund. This would result in a termination of your rights under the Plans but would also result in a termination of the various restrictions imposed on your account by the Plans and move you onto a service platform that would provide much greater flexibility with regard to your existing investments in the Fund.

     Your primary right under the Plans, as mentioned above, is the right to buy Class P shares of the Fund at NAV. If Proposal 1 is approved, the Board has approved the continued sale of Class P shares to former planholders until the total of their combined investments in the Plans and in Class P shares directly equals the face amount of their former Plan under the 30 year extended investment option. The face amount of a Plan is the combined total of all scheduled monthly investments under the Plan. (For a Plan with a scheduled monthly investment of $100, the face amount would have been $36,000 under the 30 year extended investment option.) Thus, your primary right under the Plans would be preserved.

     As a direct shareholder of the Fund, you would also maintain your voting rights with respect to any issues submitted to shareholders of the Fund, as a whole, or specific to Class P shares. The 18-month cancellation right provided under the Plans would no longer exist, but as of the Record Date, no new Plans had been sold within the preceding 18-month period.

     As a direct shareholder of the Fund, all of your accumulated Class P shares in the Fund would be moved from your account at BFDS to an account maintained by the Fund's transfer agent, AIM Investment Services, Inc. ("AIM INVESTMENT SERVICES"). As long as you chose to maintain your account, you would be entitled to a range of services that AIM Investment Services provides to direct shareholders in other mutual funds distributed by AIM Distributors (each, an "AIM FUND") as well as certain other privileges afforded other direct shareholders in the AIM Funds. Currently, those services and privileges include:

(i) the ability to exchange your shares for certain classes of shares of other AIM Funds subject to limitations set forth in the AIM Funds' current prospectuses;

(ii) the ability use your accumulated shares to qualify for sales load breakpoints when purchasing Class A shares of other AIM Funds;

(iii)the ability to receive consolidated account statements reflecting your holdings in the Fund as well as your holdings in other AIM Funds; and

(iv) the ability to access your account via the Internet.

     Accordingly, AIM Distributors believes that by voting to terminate the Plans and become direct shareholders of the Fund, current planholders will maintain their primary right under the Plans -- to make continued investments in Class P shares at NAV -- and receive additional services and flexibility with regard to their investments in the Fund.

WHAT ARE THE COSTS ASSOCIATED WITH THIS PROPOSAL

     There would be no direct costs or fees assessed to planholders as a result of the dissolution of the Plans. However, if this Proposal is approved and planholder accounts are moved from BFDS to AIM Investment Services, the costs associated with servicing those accounts will change.

     With respect to accounts maintained in Plans I, the Fund currently pays State Street a service fee of $16.00 per year, per account, plus certain transaction-based fees. With respect to accounts maintained in Plans II, the Fund currently pays State Street a service fee of $19.00 per year, per account, plus certain transaction-based fees. These charges are not assessed directly to individual shareholder or planholder accounts, but are paid by the Fund directly and figured into the calculation of the NAV for each share class. The Fund has adopted a Multiple Class Plan(1) pursuant to which these costs are borne solely by Class P shareholders due to the fact that they relate solely to the servicing of the Plans.

     If Proposal 1 is approved and planholder accounts are moved to AIM Investment Services, the Fund will no longer pay State Street the fees described above. However, the Fund will pay AIM Investment Services a service fee of $20.60 per year, per account, and reimburse AIM Investment Services for certain out-of-pocket expenses incurred in connection with the servicing of the Fund's accounts. Concurrent with the movement of accounts, the Fund's Multiple Class Plan will be amended to provide that each class of shares bear proportionately the transfer agency fees and expenses and other shareholder recordkeeping fees and expenses incurred with respect to all classes, based on the relative net assets attributable to each class(2). The Fund currently offers Class A, B and C shares, each of which has a relatively small asset base, as compared to Class P. Thus, Class P would bear substantially all of the Fund's transfer agency fees and expenses and other shareholder recordkeeping fees and expenses under this Proposal.

---------------

(1) This is a plan adopted in accordance with SEC Rule 18f-3, promulgated under the Investment Company Act of 1940, as amended (the "1940 Act"), which provides for the allocation of costs among the various share classes offered by the Fund.

(2) The Multiple Class Plan provides for the segregation of transfer agency fees and expenses and other shareholder recordkeeping fees and expenses incurred with respect to Institutional Class shares, in the same way that such expenses are currently segregated with respect to Class P. However, the Fund does not currently offer Institutional Class shares.

     SEC Rule 18f-3, promulgated under the Investment Company Act of 1940, as amended (the "1940 ACT") requires the amendment of the Multiple Class Plan, as described above, due to the fact that Class P shareholders would be receiving, after the accounts are moved to AIM Investment Services, the same services that are provided with respect to accounts in other share classes. AIM Distributors anticipates that these changes would result in transfer agency and account servicing expenses of the Fund's Class P shares increasing by 0.02%. However, as is stated above, AIM Distributors believes that by voting to terminate the Plans and become direct shareholders of the Fund, current planholders will receive additional services and flexibility with regard to their investments in the Fund. AIM Investment Services believes that these additional services and flexibility outweigh the 0.02% increase in transfer agency and account servicing expenses.

     See page 6 for current and pro forma Fee Tables and expense examples for the Fund, assuming that Proposals 1 and 2 are approved.

WHAT IS THE TIMELINE FOR IMPLEMENTATION OF THE PROPOSAL

     If the Proposal is approved with respect to either or both Plans, AIM Distributors intends to terminate the Custodian Agreement(s) with respect to such Plan(s) and direct that planholders' shares be transferred from accounts at BFDS to accounts at AIM Investment Services on or about December 8, 2006. Following the receipt of such shares, AIM Investment Services will mail to each former planholder for which an account has been established information regarding their account and a new prospectus for the Fund which outlines the rights and privileges of direct shareholders of Class P shares.

WHAT IS THE REQUIRED VOTE

     The affirmative vote of the majority of votes cast is needed to approve Proposal 1 with respect to each of the Plans. Only Plans I planholders will be entitled to vote with respect to the dissolution of Plans I, and only Plans II planholders will be entitled to vote with respect to the dissolution of Plans
II. The passing or failing of the Proposal with respect to one Plan will not affect the passing or failing of the Proposal with respect to the other Plan.

     As is stated in the Notice, the Plans provide pass-through voting to planholders, allowing individual planholders to vote shares held for their benefit. If the Plans do not receive voting instructions from all of the planholders, State Street will vote all of the shares held in each Plan in the same proportion as the shares for which it has received instructions from planholders.

     Abstentions will not count as votes cast and will have no effect on the outcome of this Proposal. We expect that brokers will be entitled to vote on this Proposal, but any broker non-vote will have no effect on the outcome of this Proposal.

                                   PROPOSAL 2

               APPROVE AN AMENDED AND RESTATED DISTRIBUTION PLAN
                         FOR CLASS P SHARES OF THE FUND

WHAT IS THE PROPOSAL

The Fund has adopted a Distribution Plan(3) with respect to Class P shares which provides for the payment of a distribution fee to AIM Distributors at a rate of 0.25% per annum of the average daily net assets attributable to Class P shares (the "EXISTING DISTRIBUTION PLAN"). AIM Distributors has contractually agreed to waive a portion of the fees otherwise payable to it under the Existing Distribution Plan, based upon the extent to which Class P shares of the Fund are held by Plans I. As a result of this waiver, AIM Distributors receives fees of 0.10% per

---------------

(3) This is a plan adopted in accordance with SEC Rule 12b-1, promulgated under the 1940 Act, which allows the Fund to pay certain expenses associated with the marketing and distribution of its shares as well as the servicing of Fund shareholders.

annum of the average daily net assets attributable to shares owned through Plans I, and 0.25% per annum of the average daily net assets attributable to shares owned through Plans II. Paying fees at two different rates results in a blended rate, which can be expected to increase as a percentage of average daily net assets of the Fund as shares owned through Plans I are redeemed. The blended rate being paid by the Fund as of June 30, 2006, was 0.11% of average daily net assets attributable to Class P.

     Subject to the approval of Proposal I, above, the Board has approved, and recommends that shareholders approve, an amended and restated Distribution Plan which would provide for the payment of a distribution fee to AIM Distributors at a rate of 0.10% per annum of the average daily net assets attributable to all Class P shares, without regard to whether they were formerly held through Plans I or Plans II (the "PROPOSED DISTRIBUTION PLAN"). The Proposed Distribution Plan also eliminates references to the Plans, which would no longer be relevant following their dissolution, and conforms to the distribution plans in effect with respect to most of the other AIM Funds.

     The Existing Distribution Plan accompanies this Proxy Statement as EXHIBIT
1. The Proposed Distribution Plan accompanies this Proxy Statement as EXHIBIT 2.

WHAT ARE THE TERMS OF THE EXISTING DISTRIBUTION PLAN

     The Existing Distribution Plan became effective on June 30, 2005 and was amended on July 1, 2005. The continuance of the Existing Distribution Plan for an additional one-year period commencing July 1, 2006 and ending June 30, 2007 was approved by the Board, including all of the independent trustees, at an in-person meeting held on June 27, 2006.

     The Existing Distribution Plan permits payments to be made by the Fund to AIM Distributors. Pursuant to the Existing Distribution Plan, the Fund paid AIM Distributors $2,512,760, or 0.11% of the Fund's average net assets, with respect to Class P shares for the fiscal year ended October 31, 2005.

     The Existing Distribution Plan compensates AIM Distributors for the purpose of financing any activity which is primarily intended to result in the sale of Class P shares of the Fund. Such activities include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering the Existing Distribution Plan.

     Amounts payable by the Fund under the Existing Distribution Plan need not be directly related to the expenses actually incurred by AIM Distributors on behalf of the Fund. The Existing Distribution Plan does not obligate the Fund to reimburse AIM Distributors for the actual allocated share of expenses AIM Distributors may incur in fulfilling its obligations under the Existing Distribution Plan. Thus, even if AIM Distributors' actual allocated share of expenses exceeds the fee payable to AIM Distributors at any given time under the Existing Distribution Plan, the Fund will not be obligated to pay more than that fee. If AIM Distributors' actual allocated share of expenses is less than the fee it receives under the Existing Distribution Plan, AIM Distributors will retain the full amount of the fee.

     The Fund may pay a service fee of 0.25% of the average daily net assets to selected dealers and financial institutions, including AIM Distributors, acting as principal, who furnish continuing personal shareholder services to their customers who purchase and own the Class P shares of the Fund. Under the terms of a shareholder service agreement, such personal shareholder services include responding to customer inquiries and providing customers with information about their investments. Any amounts not paid as a service fee under the Existing Distribution Plan would constitute an asset-based sales charge.

     Unless terminated earlier in accordance with its terms, the Existing Distribution Plan continues from year to year as long as such continuance is specifically approved, in person, at least annually by the Board, including a majority of the independent trustees. The Existing Distribution Plan may be terminated as to the Fund or its Class P shares by the vote of a majority of the independent trustees or, with respect to the Class P shares, by the vote of a majority of the outstanding voting securities of Class P.

     Any change in the Existing Distribution Plan that would increase materially the distribution expenses paid by Class P requires shareholder approval; otherwise, the Existing Distribution Plan may be amended by the Board, including a majority of the independent trustees, by votes cast in person at a meeting called for the purpose of voting upon such amendment.

WHAT ARE THE MATERIAL DIFFERENCES BETWEEN THE EXISTING DISTRIBUTION PLAN AND THE PROPOSED DISTRIBUTION PLAN

     The main difference between the Existing Distribution Plan and the Proposed Distribution Plan is the rate of the distribution fee payable to AIM Distributors thereunder (0.10% per annum under the Proposed Distribution Plan versus 0.25% per annum under the Existing Distribution Plan).

     The only other material difference is that the Proposed Distribution Plan contemplates a single Master Related Agreement between the Fund and AIM Distributors with respect to the sale of Class P shares, as is the case for the other share classes of the Fund and other AIM Funds, while the Existing Distribution Plan contemplates numerous related agreements between AIM Distributors and various broker-dealers with respect to the sale of Class P shares, as well as a related agreement between the Fund and AIM Distributors for those Class P shares of which AIM Distributors is the broker of record. The Proposed Distribution Plan provides that AIM Distributors may provide distribution-related services and/or personal continuing shareholder services either directly pursuant to the Master Related Agreement or by entering into agreements that it deems appropriate pursuant to which a financial intermediary would provide distribution-related and/or shareholder services. These agreements between AIM Distributors and the financial intermediaries would not be considered "related agreements" to the Proposed Distribution Plan, and would not be required to be approved by the Board.

     IF PROPOSAL 2 IS APPROVED, THE NEW FORM OF MASTER RELATED AGREEMENT WOULD BE ENTERED INTO BY AND BETWEEN THE FUND AND AIM DISTRIBUTORS.

     Set forth below are current and pro forma Fee Tables and expense examples for the Fund, assuming that Proposals 1 and 2 are approved,

                        CURRENT AND PRO FORMA FEE TABLES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                               CURRENT        PRO FORMA
                                                              FEE TABLE       FEE TABLE
                                                               CLASS P         CLASS P
ANNUAL FUND OPERATING EXPENSES(1)                               AS OF           AS OF
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)                 10/31/2005      10/31/2005
---------------------------------------------                 ----------      ----------
Management Fees.............................................    0.64%          0.64%
Distribution and/or Service (12b-1) Fees....................    0.25%(2)(3)    0.10%(4)
Other Expenses..............................................    0.18%          0.20%(5)
Total Annual Fund Operating Expenses........................    1.07%          0.94%
Fee Waiver and Expense Reimbursement........................    0.14%(3)        N/A
Net Expenses................................................    0.93%          0.94%

---------------

(1) There is no guarantee that actual expenses will be the same as those shown in the table.

(2) The Board has approved a permanent reduction of the Rule 12b-1 fees to 0.25% effective July 1, 2005. Distribution and/or service (12b-1) Fees reflect this agreement.

(3) Distribution and/or Service Fees are paid by the fund to AIM Distributors pursuant to the Existing Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act. The Existing Distribution Plan provides for payments to be made to AIM Distributors to finance any activity which is primarily intended to result in the sale of Fund shares. Amounts paid out pursuant to the Existing Distribution Plan may also be used to pay service fees under a shareholder service arrangement and the costs of administering the Existing Distribution Plan. AIM Distributors has contractually agreed to waive 0.15% Distribution and/or Service Fees applicable to Class P shares of the Fund beneficially owned through Plans I. Accruing fees at two different rates results in a blended rate, which will increase as a percentage of average daily net assets of the fund as additional Class P shares of the Fund are acquired outside Plans I. This expense limitation agreement is in effect through at least October 31, 2006.

(4) Effective upon the dissolution of AIM Summit Investors Plans I and AIM Summit Investors Plans II, the Board of Trustees has approved a new master distribution plan for Class P shares. Distribution and/or service (12b-1) Fees for Class P shares reflects this agreement.

(5) Effective upon the dissolution of AIM Summit Investors Plans I and AIM Summit Investors Plans II, the Board of Trustees has approved a revised expense allocation methodology for the Fund. Other Expenses have been restated in this agreement.

     As a result of 12b-1 fees, long-term shareholders in the Fund may pay more than the maximum permitted initial sales charge.

                     CURRENT AND PRO FORMA EXPENSE EXAMPLES

     This example is intended to help you compare the costs of investing in Class P shares of the Fund with the cost of investing in other mutual funds.

     The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same and includes the effect of contractual fee waivers and/or expense reimbursement, if any. To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                                       1 YEAR      3 YEARS      5 YEARS      10 YEARS
                                                      ---------   ----------   ----------   -----------
CURRENT CLASS P.....................................     $95         $326         $577        $1,293
PRO FORMA CLASS P...................................     $96         $300         $520        $1,155

HOW WILL THE PROPOSED DISTRIBUTION PLAN BENEFIT SHAREHOLDERS

     The Board considered the following potential benefits to the Fund and its Class P shares, and to the Class P shareholders, in approving the Proposed Distribution Plan: (1) that AIM Distributors, brokerage firms and financial institutions will provide a shareholder with rapid access to his account for the purpose of effecting executions of purchase and redemption orders; (2) that AIM Distributors and shareholder service agents will provide prompt, efficient and reliable responses to shareholder inquiries concerning account status; (3) that the Fund's ability to sustain a relatively predictable flow of cash for investment purposes and to meet redemption requests facilitates more successful, efficient portfolio management and the achievement of its fundamental policies and objectives and is enhanced by a stable network of distribution; (4) that a successful distribution effort will assist AIM Distributors in maintaining and increasing the organizational strength needed to service the Fund; and (5) that a well-developed, dependable network of shareholder service agents may help to curb sharp fluctuations in rates of redemptions and sales, thereby reducing the chance that an unanticipated increase in net redemptions could adversely affect the performance of the Fund. The Board concluded that each of these potential benefits is likely to be realized to some degree and that there is a reasonable likelihood that the Proposed Distribution Plan will benefit the Fund and its Class P shareholders. The Board also concluded that the compensation to AIM Distributors under the Proposed Distribution Plan is fair and reasonable and that the Proposed Distribution Plan will benefit the Fund and its Class P shareholders because the rate of the distribution fee payable to AIM Distributors thereunder is less than the rate of the distribution fee payable to AIM Distributors under the Existing Distribution Plan.

IS PROPOSAL 2 CONTINGENT UPON THE PASSAGE OF PROPOSAL 1

     This proposal is contingent upon the approval of Proposal 1 with respect to both Plans. In the event that Proposal 1 fails with respect to either Plan, the Board will be asked to approve technical amendments to the Existing Distribution Plan to eliminate any references to the Plan that is dissolved, which technical amendments will not require shareholder approval. In the event that Proposal 1 fails with respect to both Plans, the Existing Distribution Plan will remain in effect, without modification.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 2

     The Board, including the independent trustees, unanimously recommends that you vote "FOR" Proposal 2.

WHAT IS THE REQUIRED VOTE

     The affirmative vote of the majority of votes cast is needed to approve Proposal 2. Proposal 2 is not subject to approval on a Plan-by-Plan basis. All Class P shares, whether held through Plans I, Plans II or directly, will vote on Proposal 2.

     As is stated in the Notice, the Plans provide pass-through voting to planholders, allowing individual planholders to vote shares held for their benefit. If the Plans do not receive voting instructions from all of the planholders, State Street will vote all of the shares held in each Plan in the same proportion as the shares for which it has received instructions from planholders.

     Abstentions will not count as votes cast and will have no effect on the outcome of this Proposal. We expect that brokers will be entitled to vote on this Proposal, but any broker non-vote will have no effect on the outcome of this Proposal.

                        ADDITIONAL INFORMATION ON VOTING

HOW DO I VOTE BY PROXY

     Whether you plan to attend the Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Meeting or to vote at the Meeting if you choose to do so.

     If you properly complete and sign your proxy card and send it to us in time to vote at the Meeting, your proxy (the individual(s) named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by AIM Distributors and the Board as follows:

     - FOR the dissolution of your Plan.

     - FOR the amended and restated Distribution Plan for Class P shares of the Fund.

     If you authorize a proxy to vote for you, you may revoke the authorization at any time before it is exercised by sending us another properly completed proxy card with a later date or by notifying the Secretary (in writing to the address set forth on the cover page of this Proxy Statement before the Meeting) that you have revoked such authorization. In addition, although merely attending the Meeting will not revoke your proxy, if you are present at the Meeting you may withdraw your proxy and vote in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Meeting in the discretion of the proxies or their substitutes.

HOW DO I VOTE IN PERSON

     If you do attend the Meeting and wish to vote in person, we will provide you a ballot prior to the vote. Please call (800) 952-3502 if you plan to attend the Meeting in person.

WHAT IS THE QUORUM REQUIREMENT

     With respect to Proposal I, a quorum of planholders is necessary to hold a valid meeting with respect to each Plan. With respect to Proposal 2, a quorum of shareholders, irrespective of whether shares are held through Plans I, Plans II or directly, is necessary to hold a valid meeting. A quorum will exist if planholders or shareholders entitled to vote one-third of all shares issued and outstanding on the Record Date are present at the

Meeting in person or represented by proxy. Broker non-votes, if any, and abstentions will count as present for establishing a quorum. Please see "Can My Broker Vote My Shares for Me" below for a discussion of broker non-votes.

CAN MY BROKER VOTE MY SHARES FOR ME

     Under rules applicable to broker-dealers, if your broker holds your shares in its name, we expect that the broker will be entitled to vote your shares on both Proposals 1 and 2 even if it has not received instructions from you. A "broker non-vote" occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is non-routine. In this case both Proposals 1 and 2 are considered non-routine.

COULD THERE BE AN ADJOURNMENT OF THE MEETING

     If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. If a quorum is not present at the Meeting, any proposed adjournment will require the affirmative vote of a majority of the shareholders and/or planholders, as applicable, in person or by proxy. If a quorum is present at the Meeting, any proposed adjournment will require the affirmative vote of one-third of the votes cast at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are required to vote FOR a Proposal FOR such an adjournment and will vote those proxies required to be voted AGAINST such Proposal AGAINST such adjournment. A shareholder vote may be taken on a Proposal in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

                             ADDITIONAL INFORMATION

WHO IS THE FUND'S INVESTMENT ADVISOR, ADMINISTRATOR AND PRINCIPAL UNDERWRITER

     A I M Advisors, Inc. ("AIM"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, is the Fund's investment advisor and administrator.

     AIM Distributors, 11 Greenway Plaza, Suite 100, Houston, Texas 77046, is the Fund's principal underwriter.

HOW MANY SHARES OF THE FUND DOES MANAGEMENT OWN

     Information regarding the ownership of shares of the Fund by trustees, nominees and executive officers of the Fund is set forth in EXHIBIT 3.

HOW WILL PROXIES BE SOLICITED AND WHO WILL PAY

     The Fund will solicit proxies for the Meeting. The Fund expects to solicit proxies principally by mail, but the Fund may also solicit proxies by telephone, facsimile or personal interview. The Fund's officers will not receive any additional or special compensation for any such solicitation. AIM Distributors or its affiliates will pay for the cost of soliciting proxies, the printing and mailing of this Proxy Statement, the attached Notice of Meeting of Shareholders, the enclosed proxy card and any further solicitation.

WILL ANY OTHER MATTERS BE VOTED ON AT THE MEETING

     Management does not know of any matters to be presented at the Meeting other than those discussed in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with management's recommendation.

                                   EXHIBIT 1
                           EXISTING DISTRIBUTION PLAN

                           FIRST AMENDED AND RESTATED
                               DISTRIBUTION PLAN
                                       OF
                                AIM SUMMIT FUND
                          (CLASS P SHARES), AS AMENDED

SECTION 1. AIM Summit Fund (the "Fund") may act as a distributor of its Class P Shares (the "Shares"), pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"), according to the terms of this Distribution Plan (the "Distribution Plan").

SECTION 2. The Fund may incur, pursuant to the terms of this Distribution Plan, expenses at the rates of .25% per annum of the average daily net assets of Shares, subject to any applicable limitations imposed from time to time by applicable rules of the National Association of Securities Dealers, Inc.

SECTION 3. Amounts set forth in Section 2 may be used to finance any activity which is primarily intended to result in the sale of the Shares, including, but not limited to, expenses of organizing and conducting sales seminars, advertising programs, finders fees, printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature, overhead, supplemental payments to dealers and other institutions as asset-based sales charges. Amounts set forth in Section 2 may also be used to finance payments of service fees under a shareholder service arrangement to be established by A I M Distributors, Inc. ("Distributors") as the Fund's distributor in accordance with Section 4, and the costs of administering the Distribution Plan. To the extent that amounts paid hereunder are not used specifically to reimburse Distributors for any such expense, such amounts may be treated as compensation for Distributors' services. All amounts expended pursuant to the Distribution Plan shall be paid to Distributors and are the legal obligation of the Fund and not of Distributors. That portion of the amounts paid under the Distribution Plan that is not paid to or paid or advanced by Distributors to dealers or other institutions for providing personal continuing shareholder service as a service fee pursuant to Section 4 shall be deemed an asset-based sales charge. No provision of this Distribution Plan shall be interpreted to prohibit any payments by the Fund during periods when the Fund has suspended or otherwise limited sales.

SECTION 4.          (a) Amounts expended by the Fund under the Distribution Plan shall be used in part for the implementation by Distributors of shareholder service arrangements with respect to the Shares, AIM Summit Investors Plans I and AIM Summit Investors Plans II (the "Plans"). The maximum service fee paid to any service provider shall be twenty-five one-hundredths of one percent (0.25%) per annum of the average daily net assets, attributable to the Shares beneficially owned by the customers of such service provider.

                    (b) Pursuant to this program, Distributors may enter into
                        agreements substantially in the form attached hereto as Exhibit A ("Service Agreements") with such broker-dealers or other entities, including Distributors ("Dealers"), as may be selected from time to time by Distributors for the provision of personal shareholder services in connection with the Shares or Plans to the Dealers' clients and customers ("Customers") who may from time to time directly or beneficially own Shares. The personal continuing shareholder services to be rendered by Dealers under the

                        Service Agreements may include, but shall not be limited to, the following: (i) distributing sales literature;
                        (ii) answering routine Customer inquiries concerning the Fund and the Shares; (iii) assisting Customers in changing dividend options, account designations and addresses and enrolling into any of several retirement plans offered; (iv) assisting in the establishment and maintenance of customer accounts and records, and in the processing of purchase and redemption transactions; (v) investing dividends and capital gains distributions automatically in Shares; and (vi) providing such other information and services as the Fund or the Customer may reasonably request.

                    (c) Distributors, as agent of the Fund may also enter into a
                        Shareholder Service Agreement with Distributors, acting as principal substantially in the form attached hereto as Exhibit B. Distributors, acting as principal will provide some or all of the shareholder services to Fund shareholders for which Distributors is the broker of record, as set forth in such Agreement.

SECTION 5. Any amendment to this Plan that requires the approval of the holders of the Shares pursuant to Rule 12b-1 under the 1940 Act shall become effective as to the Shares upon the approval of such amendment by a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund, provided that the Board of Directors of the Fund has approved such amendment in accordance with the provisions of
                    Section 6 of this Distribution Plan.

SECTION 6. This Distribution Plan, any amendment to this Distribution Plan and any agreements related to this Distribution Plan shall become effective immediately upon the receipt by the Fund of both (a) the affirmative vote of a majority of the Board of Directors of the Fund, and (b) the affirmative vote of a majority of those directors of the Fund who are not "interested persons" of the Fund (as defined in the 1940
                    Act) and have no direct or indirect financial interest in the operation of this Distribution Plan or any agreements related to it (the "Disinterested Directors"), cast in person at a meeting called for the purpose of voting on this Distribution Plan or such agreements. Notwithstanding the foregoing, no such amendment that requires the approval of the shareholders of the Shares shall become effective as to the Shares until such amendment has been approved by the shareholders of the Shares in accordance with the provisions of Section 5 of this Distribution Plan.

SECTION 7. Unless sooner terminated pursuant to Section 9, this Distribution Plan shall continue in effect until June 30, 2001, and thereafter shall continue in effect so long as such continuance is specifically approved, at least annually, in the manner provided for approval of this Distribution Plan in Section 6.

SECTION 8. Distributors shall provide to the Fund's Board of Directors and the Board of Directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

SECTION 9. This Distribution Plan may be terminated at any time by vote of a majority of the Disinterested Directors, or by vote of a majority of the outstanding voting securities of the Shares. If this Distribution Plan is terminated, the obligation of the Fund to make payments pursuant to this Distribution Plan will also cease and the Fund will not be required to make any payments beyond the termination date even with respect to expenses incurred prior to the termination date.

SECTION 10. Any agreement related to this Distribution Plan shall be made in writing, and shall provide:

                    (a) that such agreement may be terminated at any time,
                        without payment of any penalty, by vote of a majority of the Disinterested Directors or by a vote of the outstanding voting securities of the Fund attributable to the Shares, on not more than sixty (60) days' written notice to any other party to the agreement; and

                    (b) that such agreement shall terminate automatically in the event of its assignment.

SECTION 11. This Distribution Plan may not be amended to increase materially the amount of distribution expenses provided for in Section 2 hereof unless such amendment is approved in the manner provided in Section 5 hereof, and no material amendment to the Distribution Plan shall be made unless approved in the manner provided for in Section 6 hereof.

                                   EXHIBIT 2
                           PROPOSED DISTRIBUTION PLAN

                          SECOND AMENDED AND RESTATED
                            MASTER DISTRIBUTION PLAN
                                (CLASS P SHARES)

SECTION 1. Each registered investment company, as described in Schedule A to this plan (each individually referred to as "Fund", or collectively, "Funds"), severally, on behalf of each of its series of common stock or of beneficial interest, as the case may be, set forth in Schedule A to this plan (each, a "Portfolio"), may act as a distributor of the Class P Shares of such Portfolio (the "Shares") of which such Fund is the issuer, pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"), according to the terms of this Amended and Restated Master Distribution Plan (the "Plan").

SECTION 2. The Fund may incur expenses pursuant to this Plan on behalf of a Portfolio at the applicable annual rate set forth on Schedule A under "Maximum Aggregate Fee" of the average daily net assets of the Portfolio attributable to the Shares. Such expenses shall be subject to any applicable limitations imposed from time to time by the applicable rules of NASD Inc. ("NASD").

SECTION 3. The Fund may expend amounts under this Plan to finance distribution-related services for the Shares of each Portfolio. Distribution-related services shall mean any activity which is primarily intended to result in the sale of the Shares, including, but not limited to, organizing and conducting sales seminars, implementing advertising programs, engaging finders and paying finders fees, printing prospectuses and statements of additional information (and supplements thereto) and annual and semi-annual reports for other than existing shareholders, preparing and distributing advertising material and sales literature, making supplemental payments to dealers and other institutions as asset-based sales charges, and administering this Plan.

                    The Fund has selected A I M Distributors, Inc. ("Distributors") to provide distribution-related services on behalf of and for the Shares of each Portfolio. Distributors may provide such distribution-related services either directly or through third parties.

SECTION 4. The Fund may also expend amounts under this Plan to finance payments of service fees under arrangements for personal continuing shareholder services. Personal continuing shareholder services may include, but shall not be limited to, the following: (i) distributing sales literature to customers; (ii) answering routine customer inquiries concerning the Fund and the Shares; (iii) assisting customers in changing dividend options, account designations and addresses, and in enrolling in any of several retirement plans offered in connection with the purchase of Shares;
                    (iv) assisting customers in the establishment and maintenance of customer accounts and records, and in the placement of purchase and redemption transactions; (v) assisting customers in investing dividends and capital gains distributions automatically in Shares; and (vi) providing such other information and services as the Fund or the customer may reasonably request. Distributors may implement these arrangements either directly or through third parties.

SECTION 5. All amounts expended pursuant to this Plan shall be paid to Distributors pursuant to the related agreement to this Plan attached hereto as Exhibit A and are the legal obligation of the Fund and not of Distributors. The maximum service fee payable by the Fund on behalf of a Portfolio for personal continuing shareholder services shall be ten one-hundredths of one percent (0.10%), or such lower rate for the Portfolio as is specified on Schedule A, per annum of the average daily net assets of the Portfolio attributable to the Shares owned by the customers of entity providing such shareholder services.

                    No provision of this Plan shall be interpreted to prohibit any payments by the Fund with respect to the Shares of a Portfolio during periods when the Fund has suspended or otherwise limited sales of such Shares.

SECTION 6. Distributors shall provide to the Fund's Board of Directors/Trustees ("Board of Trustees") and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended under this Plan and the purposes for which such expenditures were made.

SECTION 7. This Plan and any agreement related to this Plan shall become effective immediately, with respect to any Portfolio, upon the receipt by the applicable Fund of both (a) the affirmative vote of a majority of the Board of Trustees of the Fund, and (b) the affirmative vote of a majority of those Directors/Trustees ("Trustees") of the Fund who are not "interested persons" of the Fund (as defined in the 1940
                    Act) and have no direct or indirect financial interest in the operation of this Plan or any agreements related to it (the "Dis-interested Trustees"), cast in person at a meeting called for the purpose of voting on this Plan or such agreement.

SECTION 8. Any material amendments to this Plan must be approved, with respect to any Portfolio, by both (a) the affirmative vote of a majority of the Board of Trustees of the applicable Fund, and (b) the affirmative vote of a majority of the Dis-interested Trustees, cast in person at a meeting called for the purpose of voting on the amendment. In addition, this Plan may not be amended with respect to the Shares of any Portfolio to increase materially the amount to be spent for distribution provided for in Section 2 hereof unless such amendment is approved by a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Shares of such Portfolio.

SECTION 9. Unless sooner terminated pursuant to Section 10, this Plan and any related agreement shall continue in effect for the Shares of each Portfolio until June 30, 2007 and thereafter each shall continue in effect so long as such continuance is specifically approved, at least annually, in the manner provided for approval of this Plan in Section 7.

SECTION 10. This Plan may be terminated with respect to the Shares of any Portfolio at any time by vote of a majority of the Dis-interested Trustees of the applicable Fund, or by vote of a majority of the outstanding Shares of such Portfolio. If this Plan is terminated with respect to a Portfolio, the obligation of the Fund to make payments pursuant to this Plan with respect to such Portfolio will also cease and the Fund will not be required to make any payments with respect to such Portfolio beyond the termination date.

SECTION 11. Any agreement related to this Plan shall be made in writing, and shall provide:

                    (a) that such agreement may be terminated at any time, with respect to the Shares of any Portfolio, without payment of any penalty, by vote of a majority of the Dis-interested Trustees of the applicable Fund or by a vote of the outstanding Shares of such Portfolio, on not more than sixty (60) days' written notice to any other party to the agreement; and

                    (b) that such agreement shall terminate automatically in the event of its assignment.

SECTION 12. This Plan amends and restates the plan of distribution in effect immediately prior to December 8, 2006 (the "Prior Plan") for each Portfolio listed on Schedule A which had adopted the Prior Plan, insofar as such Prior Plan pertains to Class P Shares of the Portfolio.

                                   SCHEDULE A
                                       TO
                            MASTER DISTRIBUTION PLAN
                                (CLASS P SHARES)
                        (DISTRIBUTION AND SERVICE FEES)

     The Fund shall pay the Distributor as full compensation for all services rendered and all facilities furnished under the Distribution Plan for the Class P Shares of each Portfolio designated below, a Distribution Fee and a Service Fee determined by applying the annual rate set forth below as to the Class P Shares of each Portfolio to the average daily net assets of the Class P Shares of the Portfolio for the plan year. Average daily net assets shall be computed in a manner used for the determination of the offering price of the Class P Shares of the Portfolio.

                                                         MINIMUM
                                                          ASSET
AIM SUMMIT FUND                                           BASED    MAXIMUM    MAXIMUM
---------------                                           SALES    SERVICE   AGGREGATE
PORTFOLIO -- CLASS P SHARES                              CHARGE      FEE        FEE
---------------------------                              -------   -------   ---------
AIM Summit Fund........................................   0.00%     0.10%      0.10%

                                   EXHIBIT 3

SECURITY OWNERSHIP OF MANAGEMENT

     To the best knowledge of the Fund, the following table sets forth certain information regarding the ownership as of September 22, 2006 of the Class A, Class B, Class C and Class P shares of the Fund by the trustees and executive officers of the Fund.

                                         NUMBER OF       NUMBER OF       NUMBER OF       NUMBER OF
                                          CLASS A         CLASS B         CLASS C         CLASS P
                                          SHARES          SHARES          SHARES          SHARES
                                           OWNED           OWNED           OWNED           OWNED
   NAME OF TRUSTEE/NOMINEE/OFFICER     BENEFICIALLY*   BENEFICIALLY*   BENEFICIALLY*   BENEFICIALLY*
   -------------------------------     -------------   -------------   -------------   -------------
Bob R. Baker.........................     -0-             -0-             -0-              -0-
Frank S. Bayley......................     -0-             -0-             -0-              -0-
James T. Bunch.......................     -0-             -0-             -0-              -0-
Bruce L. Crockett....................     -0-             -0-             -0-              -0-
Albert R. Dowden.....................     -0-             -0-             -0-              -0-
Jack M. Fields.......................     -0-             -0-             -0-              -0-
Carl Frischling......................     -0-             -0-             -0-              -0-
Robert H. Graham.....................     -0-             -0-             -0-            8,045.735
Prema Mathai-Davis...................     -0-             -0-             -0-              -0-
Lewis F. Pennock.....................     -0-             -0-             -0-              -0-
Ruth H. Quigley......................     -0-             -0-             -0-              -0-
Larry Soll, Ph.D. ...................     -0-             -0-             -0-              -0-
Raymond Stickel, Jr. ................     -0-             -0-             -0-              -0-
Philip A. Taylor.....................     -0-             -0-             -0-              -0-

* Represents for each trustee less than 1% of the outstanding Class A, B, C and
                              P shares of the Fund.

                                                    --------------------------------------------------------------------------------
[AIM INVESTMENTS LOGO APPEARS HERE]
                                                                       FOUR EASY WAYS TO VOTE YOUR PROXY

                                                    INTERNET:   Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.

                                                    TELEPHONE:  Call 1-888-221-0697 and follow the simple instructions.

                                                    MAIL:       Vote, sign, date and return your proxy by mail.

                                                    IN PERSON:  Vote at the Special Meeting of Shareholders.

                                                    --------------------------------------------------------------------------------

           999 999 999 999 99



   AIM SUMMIT INVESTORS PLANS I                                 PROXY SOLICITED BY THE A I M DISTRIBUTORS, INC. ("AIM DISTRIBUTORS")
   AIM SUMMIT INVESTORS PLANS II                                FOR SPECIAL MEETING OF PLANHOLDERS; AND THE BOARD OF TRUSTEES
   AIM SUMMIT FUND (CLASS P SHARES)                             ("BOARD") OF AIM SUMMIT FUND FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                (COLLECTIVELY, THE "MEETINGS") TO BE HELD NOVEMBER 30, 2006


   The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Meetings to be held on November 30, 2006, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS
   SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSALS.

                                                                 NOTE:   IF  YOU VOTE ON THE INTERNET OR BY TELEPHONE, PLEASE DO NOT
                                                                         RETURN YOUR PROXY CARD.

                                                                 (DOWN   PROXY MUST BE SIGNED AND DATED BELOW.
                                                                 ARROW)


                                                                 Dated                                      2006
                                                                         ----------------------------------

                                                                 -------------------------------------------------------------------

                                                                 -------------------------------------------------------------------
                                                                 Signature(s) (if held jointly)                    (SIGN IN THE BOX)

                                                                 NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY
                                                                 CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer's position with the entity.
                                                                                        (DOWN ARROW)



                                (DOWN     PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]    (DOWN
                                ARROW)    PLEASE DO NOT USE FINE POINT PENS.                                             ARROW)



   THIS PROXY IS SOLICITED ON BEHALF OF AIM DISTRIBUTORS AND THE BOARD. AIM DISTRIBUTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 1.
   THE BOARD RECOMMENDS VOTING "FOR" PROPOSAL 2.

   1.   Approve the dissolution of AIM Summit Investors Plans I ("Plans I") and          FOR     AGAINST    ABSTAIN
        AIM Summit Investors Plans II ("Plans II"), to allow planholders to              [ ]       [ ]        [ ]
        become direct shareholders of Class P shares of AIM Summit Fund.

   2.   Approve an Amended and Restated Distribution Plan for AIM Summit Fund            FOR     AGAINST    ABSTAIN
        Class P Shares.                                                                  [ ]       [ ]        [ ]

   PROXIES ARE AUTHORIZED TO VOTE ON A PROPOSAL TO ADJOURN THE MEETING, AND, TO VOTE IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS
   AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

                        PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

(DOWN                                                                                                                   (DOWN
ARROW)                                                                                                                  ARROW)